                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 23, 1999
                Date of Report (Date of earliest event reported)

                                   INTUIT INC.
             (Exact Name of Registrant as Specified in its Charter)

              -----------------------------------------------------


       DELAWARE                    000-21180                77-0034661
    (State or other         (Commission File Number)      (I.R.S. Employer
    Jurisdiction of                                      Identification No.)
    Incorporation)


                    ----------------------------------------

                               2535 GARCIA AVENUE
                             MOUNTAIN VIEW, CA 94043

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (650) 944-6000

              -----------------------------------------------------

ITEM 5. OTHER EVENTS.

        PRESS RELEASE ANNOUNCING FIRST QUARTER RESULTS

        On November 23, 1999, Intuit Inc. ( the "Company" or "Intuit") announced its financial results for fiscal quarter ended October 31, 1999.

        Intuit reported revenue of $163.1 million for its first quarter 2000, an increase of 46% over the same quarter a year ago. Revenue from CRI, the payroll processing company acquired in the fourth quarter of fiscal 1999, was included in these results but not in the first quarter of fiscal 1999. Excluding this revenue, Intuit posted a 38% increase compared to the same quarter a year ago. Strong market demand for QuickBooks, sales from the launches of new versions of Quicken and continued growth in Internet-based revenue were largely responsible for this growth.

        The Company reported a net loss for the quarter of $61.7 million, or $0.33 per share, consistent with Intuit's seasonal revenue pattern which produces lower revenue and profits outside of the tax season. This quarter included an unrealized loss on the Company's investment in Excite@Home of approximately $17.3 million resulting from the re-measurement of this marketable security. The results for the same fiscal quarter last year reflected a net loss of $49.2 million, or $0.28 per share. All per share figures reflect the 3-for-1 stock split effective September 30, 1999.

                          (Financial statements follow)

                                   INTUIT INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)


                                                    Three Mos. Ended
                                                       October 31,
                                                ---------------------------
                                                   1998              1999
                                                ---------         ---------
Net revenue                                     $ 111,968         $ 163,058
Costs and expenses:
 Cost of goods sold:

  Product                                          35,215            54,667
  Amortization of purchased
    software and other                              1,804             2,432
 Customer service &
    technical support                              29,823            34,275
 Selling & marketing                               45,092            57,555
 Research & development                            33,668            41,713
 General & administrative                          13,467            18,676
 Charge for purchased research
   and development                                     --             1,312
 Acquisition related costs,
  including amortization of goodwill and
   purchased intangibles                           20,970            36,359
 Acquisition related costs - amortization
   of deferred compensation                            --               740
                                                ---------         ---------

Total costs & expenses                            180,039           247,729
                                                ---------         ---------

Loss from operations                              (68,071)          (84,671)

Interest and other income and
 expense, net                                       3,348             8,486
Gain/loss from marketable securities                   --           (17,309)
                                                ---------         ---------
Loss before income taxes                          (64,723)          (93,494)
Income tax benefit                                (15,533)          (31,765)
                                                ---------         ---------

Net loss                                        $ (49,190)        $ (61,729)
                                                =========         =========
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
                                   INTUIT INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)


                                                       Three Mos. Ended
                                                          October 31,
                                                     ----------------------
                                                      1998           1999
                                                     -------        -------
Basic net loss per share                             $ (0.28)       $ (0.33)
                                                     =======        =======

Shares used in per share amounts                     178,236        188,633
                                                     =======        =======

Diluted net loss per share                           $ (0.28)       $ (0.33)
                                                     =======        =======

Shares used in per share amounts                     178,236        188,633
                                                     =======        =======
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
                                   INTUIT INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)
                                   (Unaudited)


                                                           July 31,        October 31,
                                                             1999              1999
                                                          ----------        ----------
ASSETS:

Current assets:
  Cash, cash equivalents and
    short-term investments                                $  823,430        $  666,665
  Payroll tax deposits                                       131,148           128,559
  Marketable securities                                      431,319           575,219
  Accounts receivable, net                                    63,045            86,766
  Deferred income taxes                                       64,925            65,041
  Inventories                                                  4,931             7,174
  Prepaid expenses and other current assets                   66,982            34,819
                                                          ----------        ----------
          Total current assets                             1,585,780         1,564,243

Property and equipment, net                                  108,851           128,515
Intangibles, net                                              98,004           106,370
Goodwill, net                                                382,888           429,600
Other assets                                                   7,549             7,806
Investments                                                   45,473            35,549
Restricted investments                                        36,028            39,619
Long-term deferred income taxes                               63,675            63,218
                                                          ----------        ----------
Total assets                                              $2,328,248        $2,374,920
                                                          ==========        ==========

LIABILITIES AND STOCKHOLDERS EQUITY:

Current liabilities:

  Accounts payable                                        $   63,003        $   87,591
  Accrued compensation and related liabilities                37,414            39,996
  Payroll tax obligations                                    131,148           128,559
  Deferred revenue                                            65,994            84,541
  Income taxes payable                                       146,847            11,878
  Deferred income taxes                                      136,694           194,993
  Other accrued liabilities                                  200,030           206,570
                                                          ----------        ----------
          Total current liabilities                          781,130           754,128

Long-term obligations                                         36,308            38,588
Stockholders' equity                                       1,510,810         1,582,204
                                                          ----------        ----------
Total liabilities and stockholders' equity                $2,328,248        $2,374,920
                                                          ==========        ==========


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
                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            INTUIT INC.
                                            /s/ GREG J. SANTORA
                                            -------------------------------
                                            By:  Greg J. Santora
                                                 Senior Vice President and
                                                 Chief Financial Officer


Date:  November 23, 1999